Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement            |_| Confidential, For Use of the
                                                Commission Only (as permitted by
|X|  Definitive Proxy Statement                 Rule 14a-6(e)(2))

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                (Name of Registrant as Specified In Its Charter)

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
|X|  No Fee Required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount in which the filing fee is calculated and state how it was determined)


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration No.:

     (3)  Filing party:

     (4)  Date filed:

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                             2113 Florida Boulevard
                          Neptune Beach, Florida 32266

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

     You are cordially invited to attend the Annual Shareholders' Meeting to be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233, on Friday, June 26, 1998 at 10:00 a.m. for the purpose of:

          1.   Electing Directors; and

          2. Transacting such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 26, 1998 as the record date for determining shareholders entitled to vote at the Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Meeting.

     The vote of every shareholder is important. Whether or not you plan to attend the Meeting, please complete the enclosed proxy and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Meeting.




Lewis E. Christman, Jr.
President & CEO


Date: May 8, 1998

                      FAMILY STEAK HOUSES OF FLORIDA, INC.
                             2113 Florida Boulevard
                          Neptune Beach, Florida 32266

                                 PROXY STATEMENT
                                       for
                       1998 ANNUAL MEETING OF SHAREHOLDERS


General Information

     The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Family Steak Houses of Florida, Inc. (the "Company") to be used at the 1998 Annual Meeting of Shareholders, which will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida, at 10:00 a.m. on Friday, June 26, 1998. The principal executive offices of the Company are located at 2113 Florida Boulevard, Neptune Beach, Florida 32266. The approximate mailing date of this Proxy Statement is May 8, 1998.

     The proxy may be revoked at any time before it is exercised by giving notice of revocation to the Secretary of the Company. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted as hereinafter stated in this Proxy Statement.


Record Date and Voting Securities

     The Board of Directors has fixed the close of business on April 26, 1998 as the record date for determination of shareholders entitled to vote at the meeting. Holders of the Company's common stock, par value $0.01 per share (the "Common Stock") as of April 26, 1998 will be entitled to one vote for each share held, with no shares having cumulative voting rights. No other class of the Company's securities is entitled to vote at the meeting. As of April 26, 1998, the Company had outstanding 2,367,768 shares of Common Stock.


Voting Procedures

     Under  Florida law and the Amended and Restated  Bylaws of the Company (the
"Bylaws"),  a  majority  of  shares  of  the  Common  Stock  entitled  to  vote,
represented  by  person  or  proxy,   constitutes  a  quorum  at  a  meeting  of
shareholders.

     Under the Florida Business Corporation Act, directors are elected by a plurality of the affirmative votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Generally, other matters are approved if a quorum exists and the votes cast by the holders of the shares represented at the meeting at which a quorum is present and entitled to vote on the subject matter favoring the action exceed the votes opposing the action.

     Under Florida law, abstentions and broker non-votes have no effect on the election of directors. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters under the rules of the market on which the stock is traded because the beneficial owner of the shares held in street name has not provided voting instructions on the matter.

Security Ownership of Certain Beneficial Owners and of Management

     The table set forth below presents certain information regarding beneficial ownership of the Company's Common Stock (the Company's only voting security), as of April 8, 1998, by (i) each shareholder known to the Company to own, or have the right to acquire within sixty (60) days, more than five percent (5%) of the Common Stock outstanding and (ii) all officers and director nominees of the Company as a group. The shares of Common Stock beneficially owned by each director nominee are shown in the table beginning on page 4 of this Proxy Statement. All share amounts have been adjusted to reflect the results of a reverse stock split effective March 4, 1998.

                                                  Amount of
                                                   Common
Name and Address of                          Stock Beneficially       Percent of
Beneficial Owner                                    Owned               Class
----------------                             ------------------       ----------

Glen F. Ceiley ...........................       471,323 (1)            19.9%
   Bisco Industries, Inc.
   704 W. Southern Avenue
   Orange, CA  92865

Heartland Advisors, Inc. .................       180,000 (2)             7.6%
   790 N. Milwaukee Street
   Milwaukee, WI  53202

Cerberus Partners, L.P. ..................       140,000 (3)             5.6%
   950 Third Ave., 20th Floor
   New York, New York 10022

All Officers and Director ................       557,680 (4)            23.1%
   Nominees as a Group (7 Persons)

----------

(1) Based on information set forth in Amendment No. 9 to Schedule 13D filed with the Securities and Exchange Commission (the "Commission") on March 9, 1998, Bisco Industries, Inc. ("Bisco") owns 344,031 shares; Glen F. Ceiley, President and a director of Bisco, owns 22,494 shares, individually; the Bisco Industries Profit Sharing and Savings Plan (the "Bisco Plan") owns 104,798 shares. Mr. Ceiley has the sole power to vote and dispose of the shares of Common Stock he owns individually and the power to vote and to dispose of the shares owned by Bisco and the Bisco Plan.

Pursuant  to a  Standstill  and  Settlement  Agreement  between  Bisco  and  its affiliates and the Company (the "Standstill Agreement"), Bisco and its affiliates agreed, among other things, to vote all shares beneficially owned by such parties for the slate of director nominees recommended in this Proxy Statement by the Company's Board of Directors. This Standstill Agreement expires on February 24, 1999.

(2) Based on information contained in a Schedule 13G filed with the Commission as of February 6, 1998, Heartland Advisors, Inc. claimed sole voting and dispositive power with respect to all 180,000 shares of the Common Stock.

(3) Represents shares of Common Stock issuable upon the exercise of certain stock purchase warrants issued October 1, 1988 and March 14, 1995, pursuant to which the holders thereof have the right to purchase an aggregate of up to 140,000 shares for $2.00 per share. None of such shares are outstanding.

(4) Includes an aggregate 50,700 of shares of Common Stock which certain of the Company's executive officers and directors have the right to acquire immediately or within sixty days (60) upon the exercise of certain options granted pursuant to the Company's various stock option plans.

Board of Directors and Standing Committees

     The business of the Company is under the general management of a Board of Directors as provided by the Florida Business Corporation Act. In accordance with the Bylaws of the Company, which empower the Board of Directors to appoint such committees as it deems necessary and appropriate, the Board of Directors has appointed an Audit Committee and an Executive Compensation Committee.

     The Audit Committee's basic functions are to assist the Board of Directors in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company's directors, independent auditors and financial management, and to ensure the independence of the independent auditors. Currently, the members of the Audit Committee are Directors Gray and Glickstein, each of whom are non-employee Directors, and Director Christman. The Audit Committee held one meeting during fiscal year 1997. All members of the Audit Committee attended this meeting.

     The Executive Compensation Committee administers the Company's stock option plans and is responsible for granting stock options to officers and managerial employees of the Company. It is also responsible for establishing the salary and annual bonuses paid to the Chief Executive Officer and, in consultation with the CEO, the salaries of the other executive officers of the Company. The current members of the Executive Compensation Committee are Directors Glickstein and Gray, each of whom are non-employee Directors, and Director Christman. The Executive Compensation Committee held one meeting during fiscal year 1997. All members of the Committee attended this meeting.

     The Board of Directors held 16 meetings during fiscal year 1997. Each of the directors attended at least 75% of the meetings of the Board of Directors.

     The Board of Directors does not have a Nominating Committee.

Compensation Committee Interlocks and Insider Participation

     Mr. Christman, the Company's Chief Executive Officer, served as a member of the Executive Compensation Committee in 1997. He does not participate in any discussions or decisions regarding his own compensation.

     Director Glickstein is a partner with the law firm of Glickstein & Glickstein, P.A. which has been retained by the Company in fiscal year 1997 and may be retained to provide legal advice to the Company from time to time in the future.

Director Compensation

     Five of the seven director nominees are not employees of the Company. In order to attract and retain highly qualified independent directors through an investment interest in the Company's future success, the Company enacted in l985 a non-qualified Stock Option Plan for Non-Employee Directors (the "Director's Plan").

     Each director eligible under the Director's Plan annually receives an option to purchase 1,800 shares of Common Stock. Typically options are granted on the first business day of each calendar year, at an option exercise price per share equivalent to a price such that the aggregate fair market value on the date of grant for all shares subject to the options exceeds the aggregate option exercise price by the amount of $l0,000. Options granted under the Director's Plan are immediately exercisable and expire five years from the date of grant.

     On January 2, 1998 options were granted to Directors Gray and Glickstein for the purchase of 1,800 shares each at a purchase price of $.05 per share. Since the price of the stock was $2.969 on January 2, 1998, the Company granted an additional 1,626 shares to each eligible director at a purchase price of $.05 per share so that the market value of all options granted in 1998 exceeded the option exercise price by $10,000.

     Directors who are full-time employees of the Company receive $100 for each Board of Directors meeting attended. Directors who are not employees of the Company receive a fee of $500 for each Board of Directors meeting attended. No fees are awarded directors for attendance at meetings of the Audit or Executive Compensation Committees of the Board of Directors.

Certain Relationships and Related Transactions

     Pursuant to the Standstill Agreement, on February 27, 1998, the Company sold 141,340 shares of the Common Stock to Bisco at a purchase price of $2.16, which was the average closing price of the Common Stock for the ten trading days immediately preceding the date of the sale. The total price paid by Bisco to the Company was $305,312. Director Ceiley is the President of Bisco.

     Mr. Howard was a shareholder with the law firm of Mahoney Adams & Criser, P.A., which was retained by the Company to provide legal advice during 1997. Since January 1, 1998, the Company has retained and may continue to retain Mr. Howard's legal services through G. Alan Howard, P.A. and Milam, Otero, Larsen, Dawson & Traylor, P.A.

Matters to be Acted Upon

     Proposal 1: Election of Directors

     The Board of Directors recommends that the shareholders vote for the election of the seven (7) nominees listed below to serve as directors for the terms outlined below and until their successors are elected and qualified. Mr. Christman was appointed in February 1993 and elected by the shareholders at the 1993 annual meeting. Messrs. Gray and Glickstein were appointed in June 1994 and elected by the shareholders in August 1994. Mr. Alexander was appointed to the Board in July 1996 and elected by the shareholders in July 1997. Mr. Ceiley and Mr. Conzen were appointed to the Board in February 1998, pursuant to the Standstill Agreement between the Company and Bisco and its affiliates. Should any one or more of the nominees become unavailable to accept nomination or election as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend, unless the Board reduces the number of directors.

                                                                                         Common Stock
                                                                                      Beneficially Owned      Percent
                                                                                             as of              of
Name                        Business Experience and Age                                April 8, 1998 (1)     Class(2)
-----                       -------------------------                                 ------------------     --------
Lewis E. Christman, Jr.     President & CEO of the Company since April 1994.                32,282            1.35%
                            Purchasing  consultant  to  the  Company  from
                            January  1994  to  March  1994.  Partner,  East  Coast
                            Marketing since 1990; Chairman of the Board of Neptune
                            Marketing Inc. (food broker) from
                            1979 to 1989.  Age 78.

Joseph M. Glickstein, Jr.   Partner, Glickstein & Glickstein, law firm since                15,438             .65%
                            1950. Age 71.

Richard M. Gray             Partner, Gray & Kelley, CPAs, since 1973.                       15,438             .65%
                            President & Director of Universal Marion
                            Corp. since 1973. Age 66.

Edward B. Alexander         Vice President of Finance of the Company since                  23,200             .85%
                            December 1996. Secretary/Treasurer of the  Company
                            from November  1990 to  December  1996; Controller
                            of the Company  from January 1989 to April
                            1990. Age 39.

                                                                                         Common Stock
                                                                                      Beneficially Owned      Percent
                                                                                             as of              of
Name                        Business Experience and Age                                April 8, 1998 (1)     Class(2)
-----                       -------------------------                                 ------------------     --------
Glen F. Ceiley (3)          President and Chief Executive Officer                           471,323           19.9%
                            of Bisco Industries, Inc., a distributor
                            of fasteners and electronic components
                            since 1973. Age 52.

Jay Conzen                  Principal of Jay Conzen Investments                                  --              --
                            (investment advisor) since October 1992.
                            Age 51.

G. Alan Howard              Senior Vice President and  Senior Counsel                            --              --
                            of  Homeside Lending  since March 1998.
                            Of Counsel to Milam, Otero, Larsen, Dawson
                            & Traylor, P.A. since March 1998. Practicing
                            attorney at Mahoney Adams & Criser, P.A.
                            from 1993 to 1997. Served as general counsel
                            to the Company from April 1994 to
                            February 1998. Age 36.

----------

(1) Included in such beneficial ownership are shares of Common Stock issuable upon the exercise of certain options exercisable immediately or within sixty
(60) days of April 8, 1998, as follows: Lewis E. Christman, Jr., 30,000 shares; Edward B. Alexander, 20,700 shares.

(2) The percentages represent the total of the shares listed in the adjacent column divided by the issued and outstanding shares of Common Stock as of April 8, 1998, plus any stock options or warrants exercisable by such person within 60 days following April 8, 1998.

(3) More detailed information on Mr. Ceiley's beneficial ownership is set forth in the chart entitled "Security Ownership of Certain Beneficial Owners and Management" on page 2 of this Proxy Statement.

     There are no family relationships between any of the nominees and executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company's equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the Commission and the Company.

     Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during 1997 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were timely satisfied.

Report of the Executive Compensation Committee

     The Executive Compensation Committee (the "Committee"), currently consisting of Directors Christman, Glickstein and Gray, uses the following objectives as guidelines for its executive compensation decisions: to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders.

     The Company's compensation package in 1997 for its executive officers consisted of base salary and stock option grants. The Committee (with Mr. Christman abstaining) determined stock option awards and salary level for the Company's Chief Executive Officer. The Chief Executive Officer, in consultation with the Committee, made decisions regarding salary and annual bonuses and recommendations regarding stock option grants to other executive officers of the Company.

General Compensation Policies

     In general, base salary levels are set at the minimum levels believed by the Company's Chief Executive Officer to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

     The Company's Chief Executive Officer adjusts salary levels for executive officers based on achievement of specific annual performance goals, including personal, departmental and overall Company goals depending upon each officer's specific job responsibilities. The Chief Executive Officer also uses his subjective judgment, based upon such criteria as the executive's knowledge of and importance to the Company's business, willingness and ability to accomplish the tasks for which he or she was responsible, professional growth and potential, the Company's operating earnings and an evaluation of individual performance, in making salary decisions. Compensation paid to executive officers in prior years is also taken into account. No particular weighting is applied to these factors.

     Each of the Committee and Chief Executive Officer may determine that the Company's financial performance and individual achievements merit the payment of annual bonuses. In recent years, no bonuses have been awarded to any officers of the Company.

     The non-employee members of the Committee determine stock option grants to the Chief Executive Officer. The Committee determines annual stock option grants to other executive officers and employees based on recommendations of the Chief Executive Officer. Stock options are intended to encourage key employees to remain employed by the Company by providing them with a long term interest in the Company's overall performance as reflected by the market price of the Company's Common Stock. In making awards in 1997, the Chief Executive Officer and the Committee considered, without assigning a particular weighting, the number of options previously granted to the executive, the executive's salary, the Company's performance and the need for a long term focus on improving shareholder value.

     The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval where such approval will eliminate any limitations on deductibility.

CEO Compensation

     Pursuant to an Employment Agreement entered into by the Company in December 1996, Mr. Christman received an annual salary of $130,000 in 1997. In January 1998, the Committee revised Mr. Christman's Employment Agreement to include a change in control payment provision and extended the Agreement through January 1999. The Committee believed that the change in control provision was necessary due to uncertainties created by an ongoing takeover attempt by Bisco which was subsequently resolved in February 1998 through execution of the Standstill Agreement with Bisco. The revised Employment Agreement includes a provision which allows the Company's Board of Directors to eliminate the change in control payment provision under certain circumstances.


                                             Respectfully Submitted,




                                             Lewis E. Christman, Jr.
                                             Joseph M. Glickstein, Jr.
                                             Richard M. Gray

Executive Pay

     The summary compensation table below sets forth a summary of the compensation earned by the Company's Chief Executive Officer from 1995 to 1997. No disclosure of compensation paid to other executive officers is required as the total salary and bonus paid to such executive officers does not exceed the reporting threshold of $100,000.

                           Summary Compensation Table


                                                                                     Long-Term Compensation
                                               Annual Compensation           -----------------------------------
                                           -------------------------------    Securities
                                                            Other Annual      Underlying          All Other
Name and Principal Position       Year     Salary($)(1)    Compensation(2)   Options # (3)   Compensation($) (4)
---------------------------       ----     -----------     ---------------   -------------   -------------------
Lewis E. Christman, Jr.           1997       $130,000          $20,000            -0-               $1,625
President & CEO                   1996        130,000             -0-             -0-                1,625
                                  1995        109,538           20,000          40,000                 488

Explanation of Columns:

(1)  Salary: Total base salary paid during the year.

(2) Other Annual Compensation: Specific forms of cash and non-cash compensation paid, awarded or earned not properly categorized as salary or bonus and designated as Other Annual Compensation under the rules and regulations of the Commission. The value of all personal benefits and perquisites received by Mr. Christman was less than the required reporting threshold, except for automobile allowances of $20,000 paid to Mr. Christman in 1995 and 1997. This automobile allowance is paid every other year under the terms of Mr. Christman's Employment Agreement.

(3) Securities Underlying Options: Number of shares of Common Stock underlying grants of options made during the year.

(4) All Other Compensation: All other compensation that does not fall under any of the aforementioned categories. Amounts shown include contributions of $1,625, $1,625 and $488 to the Company's 401(k) Plan on behalf of Mr. Christman to match a portion of his deferred contributions in 1997, 1996 and 1995, respectively.

Option Exercises And Year-End Option Value

     The following table sets forth information concerning the number and value of unexercised options to purchase the Company's Common Stock held by Mr. Christman at fiscal year end.


                   Aggregated Option Exercises in Last Fiscal
                         Year, and Year-End Option Value

                                                                          Number of
                                                                          Securites              Value of
                                                                          Underlying            Unexercised
                                                                          Unexercised           In-the-Money
                                       Shares                         Options at Fiscal       Options at Fiscal
                                     Acquired                            Year-End (#)            Year-End ($)
                                    On Exercise       Value           -----------------      ------------------
                                      in 1997       Realized             Exercisable/           Exercisable/
Name                                    (#)            ($)              Unexercisable        Unexercisable (1)
------                              -----------     ---------         -----------------      -----------------
Lewis E. Christman, Jr.                   --           --                30,000/10,000           $29,063/9,688

----------

(1) Market value of underlying securities at year end ($2.97 at December 31, 1997, the last trading day of the Company's fiscal year), minus the exercise price of $2.00.

Employment Agreements

     In January 1998, the Company extended until January 26, 1999 its employment agreement with Lewis E. Christman, Jr., providing for continued base compensation of $130,000 per year, in addition to medical, disability and other benefits in accordance with Company policy, such stock options as may be granted by the Board of Directors from time to time and a bi-annual automobile allowance. The agreement further provides that Mr. Christman will be entitled to receive, in a lump sum, the salary due for the remaining term of the agreement upon the Company's termination of his employment "without cause" (as defined in such agreement).

     The Employment Agreement also contains a change in control provision enabling Mr. Christman to resign from the Company upon a Change in Control of the Company (as defined in the Employment Agreement) and receive termination payments equal to 2.5 times his annual salary and highest bonus amount, if any, received during the last three fiscal years as well as a prorated bonus amount based on such highest bonus earned, if any, in last three fiscal years. This right to resign and receive termination payments extends for six (6) months after the Trigger Date (defined as the date on which a Change in Control occurs). If the CEO does not elect to resign, the Employment Agreement provides that (a) the Company will continue to employ the CEO for two years after the Trigger Date, (b) his incentive opportunities and benefits will be the greater of those (i) in effect immediately prior to the Trigger Date or (ii) provided by the Company to executives with comparable duties, and (c) his position, authority and duties will not be adversely affected during the term of his post-Trigger Date employment.

Comparison of Five-Year Cumulative Total Return

     The Commission requires a five-year comparison of stock price performance of the Company with both a broad equity market index and a published industry index or peer group. The Company's total return compared with the NASDAQ market index and the Media General Restaurant Index is shown on the following graph. The Media General Restaurant Index includes 243 publicly held restaurant companies.

     This graph assumes that $100 was invested on January 1, 1993 and all dividends were reinvested in the Company's Common Stock and the other indices. Each of the indexes is weighted on a market capitalization basis at the time of each reported data point.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.}

-------------------------------------------------------------------------------------------------------------------------
                                         1992           1993           1994           1995           1996           1997
-------------------------------------------------------------------------------------------------------------------------
Family Steak houses of Florida          100.00          94.11          52.95         147.05         117.64         111.76
-------------------------------------------------------------------------------------------------------------------------
Industry index                          100.00         109.27          98.38         134.44         135.93         141.80
-------------------------------------------------------------------------------------------------------------------------
NASDAQ Market                           100.00         119.95         125.94         163.35         202.99         248.30
-------------------------------------------------------------------------------------------------------------------------

Independent Certified Public Accountants

     The Audit Committee has not yet recommended to the Board of Directors an accounting firm to be engaged as independent auditor for the Company for 1998. The firm of Deloitte & Touche, LLP, served as the independent accountants for the Company for the fiscal year ending December 31, 1997. That firm has served as the auditor for the Company since 1991. Representatives of Deloitte & Touche are expected to be present at the annual meeting of shareholders to respond to appropriate questions.

     Proposal 2: Other Matters

     The Board of Directors is not aware of any other matters to come before the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Shareholder Proposals

     Proposals of shareholders to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company (addressed to the attention of the Secretary) not later than January 9, 1999 to be considered for inclusion in the Company's proxy materials relating to that meeting. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Florida, and must otherwise conform to applicable regulations of the Commission. Excluding shareholder proposals to be included in the Company's proxy materials, a shareholder is required to comply with the Company's Bylaws with respect to any proposal to be brought before an annual meeting. The Bylaws generally require that each written proposal be delivered to or mailed and received by the Secretary of the Company at its principal executive office not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the prior year's annual meeting, among other conditions. The notice must include certain additional information as specified in the Bylaws.

Solicitation of Proxies

     This proxy is solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Following the original mailing of the proxy solicitation material, regular employees of the Company may solicit proxies by mail, telephone, facsimile and other electronic means. The Company may request brokerage houses and other nominees or fiduciaries to forward copies of its proxy material and Annual Report to beneficial owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred with respect to such action.

                                        By Order of the Board of Directors



                                        Lewis E. Christman, Jr.
                                        President and CEO


Date: May 8, 1998

--------------------------------------------------------------------------------
                      FAMILY STEAK HOUSES OF FLORIDA, INC.
              2113 Florida Boulevard, Neptune Beach, Florida 32266
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William A. Garrett, and Patrick Fekula (the "Proxy Agents"), and each of them individually, the attorneys, agents, and proxies of the undersigned with full power of substitution, to vote all of the shares of stock of Family Steak Houses of Florida, Inc. (the "Company"), owned by the undersigned on April 26, 1998, at the 1998 Annual Meeting of Shareholders of the Company, to be held at 10:00 a.m. on June 26, 1998 and any adjournment thereof, with all powers that the undersigned would possess if personally present, pursuant to the following directions:

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN            Please mark
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF           your votes as   |X|
NO  DIRECTION  IS GIVEN,  THIS PROXY WILL BE VOTED           indicated in
FOR PROPOSALS 1 AND 2.                                       this example


1.   ELECTION OF DIRECTORS

          FOR all nominees                             WITHHOLD
          listed (except as                            AUTHORITY
            marked to the                           to vote for all
           contrary below)                       nominees listed below

               |_|                                        |_|

Edward B. Alexander, Glen F. Ceiley, Lewis E. Christman, Jr., Jay Conzen, Joseph
M. Glickstein, Jr., Richard M. Gray and G. Alan Howard

(To withhold authority to vote for any individual nominee, strike out that nominee's name.)


2.   OTHER MATTERS

FOR Proxy Agents to vote in their discretion as to such other matters as may properly come before the meeting.

WITHHOLD AUTHORITY for proxy holders to vote in their discretion as to such other matters as may properly come before the meeting.


               FOR                                 WITHHOLD AUTHORITY
               |_|                                        |_|

                        ---------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR PROPOSALS 1 AND 2
                        ---------------------------------

The undersigned hereby revokes any proxy heretofore given with respect to said stock and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 8, 1998.


--------------------------------------------------------------------------------
Signature(s)


--------------------------------------------------------------------------------
Signature(s)


--------------------------------------------------------------------------------
Title or Capacity


DATED:                                                                    , 1998
      -------------------------------------------------------------------

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the shares are held jointly, signatures should include both names. Personal representatives, executors, guardians and others signing in a representative capacity should give full title. PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE